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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 15, 2001



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

            (Exact name of registrant as specified in its charter)


     Washington                    0-26088                       91-1744587
   (State or other               (Commission                    (IRS Employer
   jurisdiction of               File Number)                Identification No.)
   incorporation or
     organization)

430 Olds Station Road, Third Floor, Wenatchee, WA                      98801
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number,
including area code:                                            (509) 667-9600
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Item 5.  Other Events

On February 15, 2001, Pacific Aerospace & Electronics, Inc. (the "Company") and Strong River Investments, Inc. and Bay Harbor Investments, Inc., the investors in the Company's Summer 2000 private placement (the "Investors"), agreed to an amendment to the adjustable warrants issued to the Investors on July 27, 2000, and agreed to accelerate the expiration of the vesting warrants also issued to the Investors on July 27, 2000.

The adjustable warrants were amended to provide that each Investor, upon exercise in full of its adjustable warrant, is entitled to purchase 2,095,243 shares of common stock. That specific agreed number of shares is in lieu of the provisions of the adjustable warrants that would have determined the number of shares issuable under those warrants based on a formula that depended on the market price of the Company's common stock during three vesting periods. The vesting periods would have been the 20 consecutive trading days before the 20th, 40th and 60th trading days after the effective date of the registration statement covering shares previously issued to the Investors. That registration statement became effective on January 31, 2001. The closing price of the Company's common stock on February 15, 2001, was $.4063 per share. If the Company's common stock price was $.4063 throughout the three vesting periods, a total of 4,207,666 shares would have been issuable under the adjustable warrants. However, the market price of the Company's common stock has ranged between $.3438 and $.5312 since January 31, 2001, and the Company cannot predict how many shares would actually have become issuable if the adjustable warrants had not been amended.

On February 15, 2001, the Investors exercised in full the adjustable warrants, as so amended, for the exercise price of $.001 per share. The exercise price was not changed by the amendment described above. The Company expects to deliver to the Investors by February 21, 2001, the total of 4,190,486 shares of common stock purchased as a result of the exercise of the adjustable warrants.

On February 15, 2001, the Company and the Investors also agreed that the vesting warrants would expire on the fifth business day after the Company delivers the shares referred to above. As originally issued, the vesting warrants entitled the Investors to purchase additional shares of the Company's common stock if any of two sets of triggering events provided in those warrants occurred.

One set of triggering events includes: the acquisition by any person or entity of more than one-third of the voting securities of the Company; the replacement of more than one-half of the members of the Company's board of directors existing as of July 27, 2000; the merger, consolidation or sale of all or substantially all of the Company's assets if the holders of the Company's securities following the transaction hold less than two-thirds of the securities of the surviving entity or the acquirer of the assets; a transaction that would change the Company from a public company to a private company; the failure of the Company to deliver stock certificates to the Investors in a timely manner; a material

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breach under the transaction documents; the failure to obtain an effective registration statement within 180 days after the closing (which the Investors previously agreed to extend to 200 days); the failure to maintain an effective registration statement for a specified time period; or the delisting of the Company's common stock for 10 consecutive trading days. The other set of triggering events includes: the failure by the Company to have the registration statement effective within 60 days after the closing (an event that the Investors previously waived); events relating to actions of the Company in obtaining and maintaining an effective registration statement; and the delisting of the Company's common stock for 10 consecutive trading days.

For example, if one of the first set of triggering events was to occur, assuming a market price of the Company's common stock of $.4063 per share, each Investor would have received an additional 2,584,297 shares. If one of the second set of triggering events was to occur, also assuming a market price of the common stock of $.4063 per share, each Investor would have received 258,430 additional shares on the date the triggering event occurred and each monthly anniversary thereafter until the triggering event was cured or until the vesting warrants expired. The Investors would have received these additional shares under both sets of triggering events if the Company's common stock was delisted. Because of the accelerated expiration date provided for in the amendment, the vesting warrants are expected to expire without any shares being issued under those warrants.

The Company is obligated to file a registration statement with the Securities and Exchange Commission ("SEC") which, when it is declared effective by the SEC, will permit the Investors to make public resales of the 4,190,486 shares of common stock acquired by exercise of the adjustable warrants.

The Investors continue to hold closing warrants entitling the Investors to purchase a total of 385,000 shares of common stock. The closing warrants were not amended by the February 15, 2001 amendment described above. The shares issuable upon exercise of the closing warrants and the shares purchased by the Investors from the Company in the Summer 2000 private placement are covered by a registration statement which was declared effective by the SEC on January 31, 2001, and permits the Investors to make public resales of those shares.

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Item 7.  Financial Statements and Exhibits

(a)     Financial Statements.  Not applicable.

(b)     Pro Forma Financial Information.  Not applicable.

(c)     Exhibits

The following are filed as exhibits to this current report:

99.1 Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000./1/

99.2 Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000./2/

99.3 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000./3/

99.4 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000./4/

99.5 Letter agreement among Pacific Aerospace & Electronics, Inc., Strong River Investments, Inc., and Bay Harbor Investments, Inc., dated as of February 15, 2001./5/

99.6    Press release, dated February 20, 2001./5/

----------------------------
/1/ Incorporated by reference to exhibit 4.2 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/2/ Incorporated by reference to exhibit 4.3 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/3/ Incorporated by reference to exhibit 4.6 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/4/ Incorporated by reference to exhibit 4.7 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/5/ Filed with this report.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PACIFIC AEROSPACE & ELECTRONICS, INC.

                        By: /s/ Donald A. Wright
                           -----------------------------------------------------
                           Donald A. Wright, Chief Executive Officer & President



Dated:  February 20, 2001

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                                 EXHIBIT INDEX

Exhibit
Number    Description


The following are filed as exhibits to this current report:

99.1 Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000./1/

99.2 Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000./2/

99.3 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000./3/

99.4 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000./4/

99.5 Letter agreement among Pacific Aerospace & Electronics, Inc., Strong River Investments, Inc., and Bay Harbor Investments, Inc., dated as of February 15, 2001./5/

99.6    Press release, dated February 20, 2001./5/

-----------------------
/1/ Incorporated by reference to exhibit 4.2 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/2/ Incorporated by reference to exhibit 4.3 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/3/ Incorporated by reference to exhibit 4.6 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/4/ Incorporated by reference to exhibit 4.7 to the Company's Current Report on Form 8-K filed on August 8, 2000.

/5/ Filed with this report.

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